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                                                                    EXHIBIT 10.8

                   SENIOR LOAN AND SECURITY AGREEMENT NO. 6262

THIS SENIOR LOAN AND SECURITY AGREEMENT NO. 6262 (this "Security Agreement") is dated as of August 20, 1999 between VISION SOFTWARE TOOLS, INC., a California corporation ("Borrower") and PHOENIX LEASING INCORPORATED, a California corporation ("Lender").

                                    RECITALS

        A. Borrower desires to borrow from Lender in one or more borrowings the Commitment amount as defined in Section 3(a)(ii) below, and Lender desires to loan, subject to the terms and conditions herein set forth, such amount to Borrower (each, a "Loan" and collectively, the "Loans"). Such borrowings shall be evidenced by one or more Senior Secured Promissory Notes (each, a "Note" and collectively, the "Notes"), in the form attached hereto.

        B. As security for Borrower's obligations to Lender under this Security Agreement, the Notes and any other agreement between Borrower and Lender, Borrower will grant to Lender hereunder a first priority security interest in certain of its equipment, machinery, fixtures, other items and intangibles and also certain custom use equipment, installation and delivery costs, purchase tax, toolings, software and other items generally considered fungible or expendable ("Soft Costs") whether now owned by Borrower or hereafter acquired, and all substitutions and replacements of and additions, improvements, accessions and accumulations to said equipment, machinery and fixtures and other items, together with all rents, issues, income, profits and proceeds therefrom, in each case, which is described on the Note attached hereto or any subsequently-executed Note entered into by Lender and Borrower and which incorporates this Security Agreement by reference (collectively, the "Collateral").

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

SECTION 1. TERM OF AGREEMENT. The term of this Security Agreement begins on the date set forth above and shall continue thereafter and be in effect so long as and at any time any Note entered into pursuant to this Security Agreement is in effect. The Term and monthly payment amount payable with respect to each item of Collateral shall be as set forth in and as stated in the respective Note(s). The terms of each Note hereto are subject to all conditions and provisions of this Security Agreement as it may at any time be amended. Each Note shall constitute a separate and independent Loan and contractual obligation of Borrower and shall incorporate the terms and conditions of this Security Agreement and any additional provisions contained in such Note. In the event of a conflict between the terms and conditions of this Security Agreement and any provisions of such Note, the provisions of such Note shall prevail with respect to such Note only.

SECTION 2. NON-CANCELABLE LOAN. This Security Agreement and each Note cannot be canceled or terminated except as expressly provided herein. Borrower agrees that its obligations to pay all monthly payment amounts and other sums payable hereunder (and under any Note) and the rights of Lender and any assignee in and to such monthly payment amounts and other sums, are absolute and unconditional and are not subject to any abatement, reduction, setoff, defense, counterclaim or recoupment due or alleged to be due to, or by reason of, any past, present or future claims which Borrower may have against Lender, any assignee, the manufacturer or seller of the Collateral, or against any person for any reason whatsoever.

SECTION 3. LENDER COMMITMENT. (a) General Terms. Subject to the terms and conditions of this Security Agreement, Lender hereby agrees to make one or more senior secured Loans to Borrower, subject to the following conditions: (i) each Loan shall be evidenced by a Note; (ii) the total principal amount of the Loans shall not exceed $1,000,000 in the aggregate (the "Commitment") provided that no more than 20% of


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the amount of the utilized Commitment may be used to finance Soft Costs; (iii)
the amount of each Loan shall be at least $25,000 except for a final Loan which may be less than $25,000; (iv) Lender shall not be obligated to make any Loan after March 31, 2000 provided that the funding period may be extended to April 30, 2000 if Lender has received and approved in its sole discretion Borrower's new monthly business plan (all quarterly figures will be prorated monthly); (v) at the time of each Loan, no Event of Default or event which with the giving of notice or passage of time, or both, would become an Event of Default shall have occurred, as reasonably determined by Lender, and certified by Borrower; (vi) at the time of each Loan, Borrower has reimbursed Lender for all UCC filing and search costs, inspection and labeling costs, and appraisal fees, if any; (vii) for each Loan, Borrower shall present to Lender a list of proposed Collateral for approval by Lender in its sole discretion; (viii) for each Loan, Borrower shall have provided Lender with each of the closing documents described in Exhibit A hereto (which documents shall be in form and substance reasonably acceptable to Lender); (ix) Borrower is performing substantially in accordance with its business plan referred to as "Vision Software Tools, Inc. Revised 1999 Operating Plan, 1998 (actual) and 1999 (planned) Statement of Operations
($ thousands)" dated 5/4/99 3:02PM and "1999 Balance Sheets (actual through February 1999) Revised Plan" dated 4/15/99 6:19PM, only viable through March 31, 2000 (all quarterly figures will be prorated to monthly), as may be supplemented and amended from time to time in form and substance acceptable to Lender (collectively, the "Financial Plan"); (x) there shall be no material adverse change in Borrower's condition, financial or otherwise, that would materially impair the ability of Borrower to meet its payment and other obligations under this Loan (a "Material Adverse Effect") as reasonably determined by Lender, and Borrower so certifies, from (yy) the date of the most recent financial statements delivered by Borrower to Lender to (zz) the date of the proposed Loan; (xi) prior to payment in full of all Notes, Borrower shall not after the date hereof offer any loan secured by any equipment, furniture or fixtures to any other person or entity other than Lender, unless Lender declines to finance such transaction or Borrower and Lender are unable to agree on the terms of such financing; (xii) Borrower shall use the proceeds of all Loans hereunder to purchase or reimburse the purchase of Collateral; (xiii) all Collateral has been marked and labeled by Lender or Lender's agent; and (xiv) Lender has received in form and substance acceptable to Lender: (a) Intercreditor Agreements or UCC releases; (b) Borrower's interim financial statements signed by a financial officer of Borrower, (c) prior to the first funding, evidence of Borrower's $3,431,000 cash position as of April 30, 1999; (d) prior to each funding, evidence that Borrower's cash balance is at least equal to that shown in the Financial Plan or $1,000,000, whichever is greater, and (e) complete copies of the Borrower's audit reports for its most recent fiscal year, which shall include at least Borrower's balance sheet as of the close of such year, and Borrower's statement of income and retained earnings and of changes in financial position for such year, prepared on a consolidated basis and certified by independent public accountants. Such certificate shall not be qualified or limited because of restricted or limited examination by such accountant of any material portion of the company's records. Such reports shall be prepared in accordance with generally accepted accounting principles and practices consistently applied.

        (b) The Notes. Each Loan shall be evidenced by a Note. Each Note shall bear interest and be payable at the times and in the manner provided therein. Following payment of the Indebtedness related to each Note, Lender shall return such Note, marked "cancelled," to Borrower. Borrower has the ability to prepay all, but not fewer than all, outstanding Notes in whole but not in part. The prepayment amount shall be the sum of (i) and (ii) below, discounting the amounts in (ii) at a rate of 6% per annum compounded monthly on the basis of a 360 day year: (i) all amounts which may be then due or accrued to the payment date for all outstanding Notes; (ii) as of such payment date, an amount equal to: (A) all remaining monthly payments due under all outstanding Notes, and (B) 15% of the original principal amount of each outstanding Note calculated in accordance with Election No. 1 in Section 28. The prepayment conditions are as follows: (a) Borrower must provide Lender with at least five (5) days advance written notice of its intention to prepay; and (b) the prepayment date must fall on a regular monthly payment date.

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SECTION 4. SECURITY INTERESTS. (a) Borrower hereby grants to Lender a first security interest in all Collateral; (b) This Security Agreement secures (i) the payment of the principal of and interest on the Notes and all other sums due thereunder and under this Security Agreement (the "Indebtedness") and (ii) the performance by Borrower of all of its other covenants now or hereafter existing under the Notes, this Security Agreement and any other obligation owed by Borrower to Lender (the "Obligations").

SECTION 5. BORROWER'S REPRESENTATIONS, WARRANTIES, AND COVENANTS. Borrower represents and warrants that (a) it is in good standing under the laws of the state of its formation, duly qualified to do business and will remain duly qualified during the term of each Loan in each state where necessary to carry on its present business and operations, including the jurisdiction(s) where the Collateral will be located as specified on each Exhibit A to each Note, except where failure to be so qualified would not have a Material Adverse Effect; (b) it has full authority to execute and deliver this Security Agreement and the Notes and perform the terms hereof and thereof, and this Security Agreement and the Notes have been duly authorized, executed and delivered and constitute valid and binding obligations of Borrower enforceable in accordance with their terms;
(c) the execution and delivery of this Security Agreement and the Notes will not contravene any law, regulation or judgment affecting Borrower or result in any breach of any material agreement or other instrument binding on Borrower; (d) no consent of Borrower's shareholders or holder of any indebtedness, or filing with, or approval of, any governmental agency or commission, which has not already been obtained or performed, as appropriate, is a condition to the performance of the terms of this Security Agreement or the Notes; (e) there is no action or proceeding pending or threatened against Borrower before any court or administrative agency which could reasonably be expected to have a Material Adverse Effect on the business, financial condition or operations of Borrower;
(f) at the time any Loan is made hereunder, Borrower owns, has good and marketable title to the Collateral, and will keep all of the Collateral free and clear of all liens, claims and encumbrances other than Permitted Liens, and, except for this Security Agreement, there is no deed of trust, mortgage, security agreement or other third party interest against any of the Collateral other than Permitted Liens (as defined below); (g) at the time any Loan is made hereunder, all Collateral related to such Loan has been received, installed and is ready for use and is satisfactory in all respects for the purposes of this Security Agreement; (h) the Collateral is, and will remain at all times under applicable law, removable personal property, which is free and clear of any lien or encumbrance except in favor of Lender other than Permitted Liens (as defined below), notwithstanding the manner in which the Collateral may be attached to any real property; (i) all Credit and financial information submitted by Borrower to Lender herewith or at any other time is and will at the time given be true and correct in all material respects; and (j) the security interest granted to Lender hereunder is a first priority security interest subject only to Permitted Liens, and (k) on or before January 1, 2000, Borrower's computer system shall be Year 2000 performance compliant and will thus be able to accurately process date data from, into and between the twentieth and twenty-first centuries including leap year calculations. "Permitted Liens" shall mean and include: (i) liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith; and (ii) liens of carriers, warehousemen, mechanics, materialmen, vendors, landlords and other liens arising by operation of law incurred in the ordinary course of business.

SECTION 6. METHOD AND PLACE OF PAYMENT. Borrower shall pay to Lender, at such address as Lender specifies in writing, all amounts payable to it under this Security Agreement and the Notes.

SECTION 7. LOCATION; INSPECTION; LABELS. All of the Collateral shall be located at the address (the "Collateral Location") shown on Exhibit A to each Note and shall not be moved without Lender's prior written consent which location shall in all events be within the United States. All of the records regarding the Collateral shall be located at 2101 Webster Street, 8th Floor, Oakland, CA 94612, or such other location of which Borrower has given notice to Lender in accordance with this Security Agreement. Lender shall have the right to inspect Collateral, including records relating thereto, and Borrower's books and records at any time (upon reasonable notification) during regular business hours, such books and records to be

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maintained in accordance with generally accepted accounting principles. Borrower shall be responsible for all labor, material and freight charges incurred in connection with any removal or relocation of Collateral which is requested by Borrower and consented to by Lender, as well as for any charges due to the installation or moving of the Collateral. Payments under the Notes and under this Security Agreement shall continue during any period in which the Collateral is in transit during a relocation. During Borrower's regular business hours and upon at least two days' notice to Borrower, Lender or its agent shall mark and label Collateral, which labels (to be provided by Lender) shall state that such Collateral is subject to a security interest of Lender, and Borrower shall keep such labels on the Collateral as so labeled.

SECTION 8. COLLATERAL MAINTENANCE. (a) General. Upon reasonable notice, Borrower will permit Lender to inspect each item of Collateral and its maintenance records during Borrower's regular business hours. Borrower will at its sole expense comply with all applicable laws, rules, regulations, requirements and orders of any applicable governmental authority with respect to the use, maintenance, repair, condition, storage and operation of each item of Collateral. Any addition or improvement that is so required or cannot be so removed will immediately become Collateral of Lender. (b) Service and Repair. With respect to computer equipment, other than personal computers and related equipment, Borrower has entered into, and will maintain in effect, vendor's standard maintenance contract or another contract satisfactory to Lender for a period equal to the term of each Loan and extensions thereto which provides for the maintenance of the Collateral in good condition and working order and repairs and replacement of parts thereof, all in accordance with the terms of such maintenance contract. With respect to any other Collateral, Borrower will at its sole expense maintain and service and repair any damage to each item of Collateral in a manner consistent with prudent industry practice and Borrower's own practice so that such item of Collateral is at all times (i) in the same condition as when delivered to Borrower, except for ordinary wear and tear, and
(ii) in good operating order for the function intended by its manufacturer's warranties and recommendations.

SECTION 9. LOSS OR DAMAGE. Borrower assumes the entire risk of loss to the Collateral through use, operation or otherwise. Borrower hereby indemnifies and holds harmless Lender from and against all claims, loss of Loan payments, costs, damages, and expenses relating to or resulting from any loss, damage or destruction of the Collateral, any such occurrence being hereinafter called a "Casualty Occurrence." Notwithstanding any Casualty Occurrence, the Loan to which such casualtied item of Collateral is subject shall continue in full force and effect without any abatement in the monthly payment due. Borrower shall, at its election, (a) no later than thirty (30) days after such Casualty Occurrence repair the Collateral returning it to good operating condition, (b) no later than thirty (30) days after such Casualty Occurrence replace the Collateral with Collateral acceptable to Lender in its reasonable discretion, in good condition and repair taking all steps required by Lender to perfect Lender's first priority security interest therein (subject to Permitted Liens), which replacement Collateral shall be subject to the terms of this Security Agreement, or (c) on the next regular monthly payment date which falls after such thirty
(30) days, or if there is no such payment date, thirty (30) days after such Casualty Occurrence pay to Lender an amount equal to the Balance Due (as defined below) for each lost or damaged item of Collateral. The Balance Due for each such item is the sum of: (i) all amounts for each item which may be then due or accrued to the payment date, plus (ii) as of such payment date, an amount equal to the product of the fraction specified below times the sum of all remaining payments under the respective Note, including the amount of any mandatory or optional payment required or permitted to be paid by Borrower to Lender at the maturity of the Note discounting to present value the amounts in
(ii) at a rate of 6% per annum, compounded monthly on the basis of a 360 day year "Discount Rate"). The numerator of the fraction shall be the collateral value (as set forth on the applicable Note) of the item and the denominator shall be the aggregate collateral value of all items under the Note. Upon the making of such payments, Lender shall release such item of Collateral from its lien hereunder.

Subject to Permitted Liens, all insurance proceeds from policies required to be maintained hereunder received by or payable to Lender on account of a Casualty Occurrence shall be released to the vendor of the replacement item of Collateral upon Borrower's request if (i) no Event of Default has occurred and is

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continuing hereunder, and (ii) Lender has received an invoice from the vendor describing the replacement item of Collateral.

If Lender has received from Borrower the Balance Due and all other payments due with respect to the item Of Collateral which has suffered a Casualty Occurrence, all insurance proceeds received by Lender thereafter or payable on account of the Casualty Occurrence shall be paid to Borrower as it may direct.

SECTION 10. INSURANCE. Borrower at its expense shall keep the Collateral insured against all risks of physical loss for at least the replacement value of the Collateral and in no event for less than the amount payable following a Casualty Occurrence (as provided in Section 9). Such insurance shall provide for a loss payable endorsement to Lender and/or any assignee of Lender. Borrower shall maintain commercial general liability insurance, including products liability and completed operations coverage, with respect to loss or damage for personal injury, death or property damage in an amount not less than $1,000,000 in the aggregate, naming Lender and/or Lender's assignee as additional insured. Such insurance shall contain insurer's agreement to give thirty (30) days' advance written notice to Lender before cancellation or material change of any policy of insurance. Borrower will provide Lender and any assignee of Lender with a certificate of insurance from the insurer evidencing Lender's or such assignee's interest in the policy of insurance. Such insurance shall cover any Casualty Occurrence to any unit of Collateral. Notwithstanding anything in Section 9 or this Section 10 to the contrary, this Security Agreement and Borrower's obligations hereunder shall remain in full force and effect with respect to any unit of Collateral which is not subject to a Casualty Occurrence. If Borrower fails to provide or maintain insurance as required herein, Lender shall have the right, but shall not be obligated, to obtain such insurance. In that event, Borrower shall pay to Lender the cost thereof.

SECTION 11. MISCELLANEOUS AFFIRMATIVE COVENANTS. So long as any portion of the Indebtedness is unpaid and as long as any of the Obligations are outstanding Borrower will: (a) duly pay all governmental taxes and assessments at the time they become due and payable; provided, however, Borrower may contest the same in good faith so long as no payment default by Borrower has occurred and is continuing; (b) comply with all applicable material governmental laws, rules and regulations relating to its business and the Collateral where a failure to comply would have a Material Adverse Effect; (c) take no action to adversely affect Lender's security interest in the Collateral as a first and prior perfected security interest subject to Permitted Liens; (d) furnish Lender with its annual audited financial statements within one hundred twenty (120) days following the end of Borrower's fiscal year, unaudited quarterly financial statements within forty-five (45) days after the end of each fiscal quarter, and within thirty (30) days of the end of each month a financial statement for that month prepared by Borrower, and including an income statement and balance sheet, all of which shall be certified by an officer of Borrower as fairly presenting, in all material respects, the financial position of Borrower for the periods indicated, and shall be prepared in accordance with generally accepted accounting principles consistently applied, and such other information as Lender may reasonably request; and (e) promptly (but in no event more than five (5) days after the occurrence of such event) notify Lender of any change in Borrower's condition during the commitment period which constitutes a Material Adverse Effect, and of the occurrence of any Event of Default.

SECTION 12. INDEMNITIES. Borrower will protect, indemnify and save harmless Lender and any assignees of Lender from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Lender or any assignee of Lender by Borrower or any third party by reason of the occurrence or existence (or alleged occurrence or existence) of any act or event relating to or caused by any portion of the Collateral, or its purchase, acceptance, possession, use, maintenance or transportation, including without limitation, consequential or special damages of any kind, any failure on the part of Borrower to perform or comply with any of the terms of this Security Agreement or any Note, claims for latent or other defects, claims for patent, trademark or copyright infringement and claims for personal injury, death or property

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damage, including those based on Lender's negligence, provided that Borrower shall not be required to indemnify Lender for any of such liabilities, obligations, claims, damages, penalties, causes of action, or costs and expenses resulting from Lender's bad faith, gross negligence or willful misconduct. In the event that any action, suit or proceeding is brought against Lender by reason of any such occurrence, Borrower, upon Lender's request, will, at Borrower's expense, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel approved by Lender. Borrower's obligations under this Section 12 shall survive the payment in full of all the Indebtedness and the performance of all Obligations with respect to acts or events occurring or alleged to have occurred prior to the payment in full of all the Indebtedness and the performance of all Obligations.

SECTION 13. TAXES. Borrower agrees to reimburse Lender (or pay directly if instructed by Lender) and any assignee of Lender for, and to indemnify and hold Lender and any assignee harmless from, all fees (including, but not limited to, license, documentation, recording and registration fees), and all sales, use, gross receipts, personal property, occupational, value added or other taxes, levies, imposts, duties, assessments, charges, or withholdings of any nature whatsoever, together with any penalties, fines, additions to tax, or interest thereon (the foregoing collectively "Impositions"), except same as may be attributable to Lender's income, arising at any time prior to or during the term of any Notes or of this Security Agreement, or upon termination or early termination of this Security Agreement and levied or imposed upon Lender directly or otherwise by any Federal, state or local government in the United States or by any foreign country or foreign or international taxing authority upon or with respect to (a) the Collateral, (b) the exportation, importation, registration, purchase, ownership, delivery, leasing, financing, possession, use, operation, storage, maintenance, repair, return, sale, transfer of title, or other disposition thereof, (c) the rentals, receipts, or earnings arising from the Collateral, or any disposition of the rights to such rentals, receipts, or earnings, (d) any payment pursuant to this Security Agreement or the Notes, or (e) this Security Agreement, the Notes or any transaction or any part hereof or thereof.

SECTION 14. RELEASE OF LIENS. Upon payment of all of the Indebtedness, Lender shall release its liens in the Collateral and shall execute UCC termination statements and such other documents as Borrower shall reasonably request to evidence the release of Lender's lien relating to the Collateral.

SECTION 15. ASSIGNMENT. WITHOUT LENDER'S PRIOR WRITTEN CONSENT WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD OR DELAYED, BORROWER SHALL NOT EXCEPT AS OTHERWISE PERMITTED UNDER THIS SECURITY AGREEMENT: (a) ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THIS SECURITY AGREEMENT, ANY NOTE, ANY COLLATERAL, OR ANY INTEREST THEREIN, (b) LEASE OR LEND COLLATERAL OR PERMIT IT TO BE USED BY ANYONE OTHER THAN BORROWER OR BORROWER'S EMPLOYEES, CONTRACTORS AND AGENTS OR (c) MERGE INTO, CONSOLIDATE WITH OR CONVEY OR TRANSFER ITS PROPERTIES SUBSTANTIALLY AS AN ENTIRETY TO ANY OTHER PERSON OR ENTITY EXCEPT TO A SUCCESSOR IN INTEREST TO ALL OR SUBSTANTIALLY ALL OF THE BUSINESS OF BORROWER; PROVIDED, HOWEVER, THAT, THE FINANCIAL CONDITION OF SUCH SUCCESSOR IS GREATER THAN OR EQUAL TO BORROWER AS DETERMINED IN GOOD FAITH BY LENDER AND THE SUCCESSOR'S BUSINESS AND ITS MAJOR INVESTORS ARE REASONABLY ACCEPTABLE TO LENDER. LENDER MAY ASSIGN ANY OF THE NOTES, THIS SECURITY AGREEMENT OR ITS SECURITY INTEREST IN ANY OR ALL COLLATERAL, OR ANY OR ALL OF THE ABOVE, IN WHOLE OR IN PART TO ONE OR MORE ASSIGNEES OR SECURED PARTIES WITHOUT NOTICE TO BORROWER. If Borrower is given notice of such assignment it agrees to acknowledge receipt thereof in writing and Borrower shall execute such additional documentation as Lender's assignee and/or secured party shall reasonably require to evidence such assignment at Lender's expense. Each such assignee and/or secured party shall have all of the rights, but (except as provided in this Section 15) none of the obligations, of Lender under this Security Agreement, unless such assignee or secured party expressly agrees to assume such obligations in writing. Borrower shall

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not assert against any assignee and/or secured party any defense, counterclaim or offset that Borrower may have against Lender. Notwithstanding any such assignment, and providing no Event of Default has occurred and is continuing, Lender, or its assignees, secured parties, or their agents or assigns, shall not interfere with Borrower's right to quietly enjoy use of the Collateral subject to the terms and conditions of this Security Agreement. Subject to the foregoing, the Notes and this Security Agreement shall inure to the benefit of, and are binding upon, the successors and assignees of the parties hereto. Borrower acknowledges that any such assignment by Lender will not change Borrower's duties or obligations under this Security Agreement and the Notes or increase any burden or risk on Borrower.

SECTION 16. DEFAULT. (a) Events of Default. Any of the following events or conditions shall constitute an "Event of Default" hereunder: (i) Borrower's failure to pay any monies due to Lender hereunder or under any Note beyond the tenth (10th) day after the same is due; (ii) Borrower's failure to comply with its obligations under Section 10 or Section 15; (iii) any representation or warranty of Borrower made in this Security Agreement or the Notes or in any other agreement, statement or certificate furnished to Lender in connection with this Security Agreement or the Notes shall prove to have been incorrect in any material respect when made or given; (iv) Borrower's failure to comply with or perform any material term, covenant or condition of this Security Agreement or any Note or under any other agreement between Borrower and Lender or under any lease or mortgage of real property covering the location of the Collateral if such failure to comply or perform is not cured by Borrower within thirty (30) days after Borrower knows of the noncompliance or nonperformance or notice from Lender or such longer period that Borrower is diligently attempting to effect such cure; (y) seizure of any of the Collateral under legal process; (vi) the filing by or against Borrower or any guarantor under any guaranty executed in connection with this Security Agreement ("Guarantor") of a petition for reorganization or liquidation under the Bankruptcy Code or any amendment thereto or under any other insolvency law providing for the relief of debtors; (vii) the voluntary or involuntary making of an assignment of a substantial portion of its assets by Borrower or by any Guarantor for the benefit of its creditors, the appointment of a receiver or trustee for Borrower or any Guarantor or for any of Borrower's or Guarantor's assets, the institution by or against Borrower or any Guarantor of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of Borrower or any Guarantor provided that in the case of all such involuntary proceedings, same are not dismissed within sixty (60) days after commencement; (viii) the making by Borrower or by any Guarantor of a transfer of all or a material portion of Borrower's or Guarantor's assets or inventory not in the ordinary course of business; or (ix) any default or breach by any Guarantor of any of the terms of its guaranty to Lender in connection with this Security Agreement.

        (b) Remedies. If any Event of Default has occurred and such Event of Default is continuing to occur, provided, however, for no period longer than the applicable cure period under this Agreement, Lender may in its sole discretion exercise one or more of the following remedies with respect to any or all of the
Collateral: (i) declare due any or all of the aggregate sum of all remaining payments under the Notes, including the amount of any mandatory or optional payment required or permitted to be paid by Borrower to Lender at the maturity of the Notes ("Remaining Payments"); (ii) proceed by appropriate court action or actions either at law or in equity to enforce Borrower's performance of the applicable covenants of the Notes and this Security Agreement or to recover all damages and expenses incurred by Lender by reason of an Event of Default; (iii) except as provided by law, without court order or prior demand, enter upon the premises where the Collateral is located and take immediate possession of and remove it without liability of Lender to Borrower or any other person or entity;
(iv) terminate this Security Agreement and sell the Collateral at public or private sale, or otherwise dispose of, hold, use or lease any or all of the Collateral in a commercially reasonable manner; or (v) exercise any other right or remedy available to it under applicable law. If Lender has declared due any or all of the Remaining Payments, Borrower will pay immediately to Lender, without duplication, (A) the Remaining Payments discounted to present value at the Discount Rate, (B) all amounts which may be then already due or accrued, and
(C) all other amounts due under this Security Agreement and under the Notes (Lender's Return, as referred to below, means the amounts described in clauses (A), (B) and (C) above). The net proceeds of any sale or lease of such Collateral will be credited against Lender's Return. The net proceeds of a sale of the Collateral pursuant to this Section 16(b) is defined as the sales price of the Collateral less reasonable selling expenses, including, without limitation, reasonable costs of remarketing the Collateral and all reasonable refurbishing costs and commissions paid with respect to such remarketing. The net proceeds of a lease of the Collateral pursuant to this Section 16(b) is defined as the amount equal to the monthly payments due under such lease (discounted to present value at the Discount Rate) plus the residual value of the Collateral at the end of the basic term of such lease, as reasonably determined by Lender, and discounted at the Discount Rate.

At Lender's request, Borrower shall assemble the Collateral and make it available to Lender at such time and location as Lender may reasonably designate. Borrower waives any right it may have to redeem the Collateral.

Declaration that any or all amounts under this Security Agreement and/or the Notes are immediately due and payable and Lender's taking possession of any or all Collateral shall not terminate this Security Agreement or any of the Notes unless Lender so notifies Borrower in writing. None of the above remedies is intended to be exclusive but each is cumulative and may be enforced separately or concurrently.

        (c) Application of Proceeds. The proceeds of any sale of all or any part of the Collateral and the proceeds of any remedy afforded to Lender by this Security Agreement shall be paid to and applied as follows:

                First, to the payment of reasonable costs and expenses of suit or foreclosure, if any, and of the sale of Collateral, if any, including, without limitation, refurbishing costs, costs of remarketing and commissions related to remarketing, and all Remedy Expenses (defined in Section 22 below) and taxes, assessments or liens on Collateral superior to Lender's security interest granted by this Security Agreement;

                Second, to the payment of all other amounts not described in item Third below due under this Security Agreement and all Notes;

                Third, to pay Lender an amount equal to Lender's Return, to the extent not previously paid by Borrower; and

                Fourth, to the payment of any surplus to Borrower or to whomever may lawfully be entitled to receive it.

        (d) Effect of Delay; Waiver; Foreclosure on Collateral. No delay or omission of Lender, in exercising any right or power arising from any Event of Default shall prevent Lender from exercising that right or power if the Event of Default continues. No waiver of an Event of Default, whether full or partial, by Lender shall be taken to extend to any subsequent Event of Default, or to impair the rights of Lender in respect of any damages suffered as a result of the Event of Default. The giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment or discharge of the Indebtedness and performance of the Obligations shall in no way operate to prejudice, waive or affect the security interest created by this Security Agreement or any rights, powers or remedies exercised hereunder or thereunder. Lender shall not be required first to foreclose on the Collateral prior to bringing an action against Borrower for sums owed to Lender under this Security Agreement or under any Note.

SECTION 17. LATE PAYMENTS. Borrower shall pay Lender a late charge of 8% of any payment owed Lender by Borrower which is not paid when due (taking into account applicable grace periods), for every month such payment is not paid when due. If such amounts have not been received by Lender at Lender's place of business or by Lender's designated agent by the date such amounts are due under this Security

Agreement or the Notes, Lender shall bill Borrower for such charges. Borrower acknowledges that invoices for amounts due hereunder or under the Notes are sent by Lender for Borrower's convenience only. Borrower's non-receipt of an invoice will not relieve Borrower of its obligation to make payments hereunder or under the Notes.

SECTION 18. PAYMENTS BY LENDER. If Borrower shall fail to make any payment or perform any act required hereunder (including, but not limited to, maintenance of any insurance required by Section 10), then Lender may, but shall not be required to, after such notice to Borrower as is reasonable under the circumstances, make such payment or perform such act with the same effect as if made or performed by Borrower. Borrower will upon demand reimburse Lender for all sums paid and all reasonable costs and expenses incurred in connection with the performance of any such act.

SECTION 19. FINANCING STATEMENTS. Borrower hereby appoints Lender (and each of Lender's officers, employees or agents designated by Lender) with fall power of substitution by Lender, as Borrower's attorney, with power to execute and deliver on Borrower's behalf, financing statements and other documents necessary to perfect and/or give notice of Lender's security interest in any of the Collateral. Notwithstanding the above, Borrower will, upon Lender's request, execute all financing statements pursuant to the Uniform Commercial Code and all such other documents reasonably requested by Lender to perfect Lender's security interests hereunder. Borrower authorizes Lender to file financing statements signed only by Lender (where such authorization is permitted by law) at all places where Lender deems necessary to perfect Lender's security interests hereunder.

SECTION 20. NATURE OF TRANSACTION Lender makes no representation whatsoever, express or implied, concerning the legal character of the transaction evidenced hereby, for tax or any other purpose.

SECTION 21. LENDER'S EXPENSE. Borrower shall pay Lender all reasonable costs and expenses including but not limited to reasonable attorney's fees, litigation expenses and the fees of collection agencies, incurred by Lender (a) in enforcing any of the terms, conditions or provisions hereof and related to the exercise of its remedies ("Remedy Expenses"), and (b) in connection with any bankruptcy or post-judgment proceeding, whether or not suit is filed and, in each and every action, suit or proceeding, including any and all appeals and petitions therefrom.

SECTION 22. ALTERATIONS; ATTACHMENTS. No material alterations or attachments shall be made to the Collateral without Lender's prior written consent, which consent shall not be given for changes that will adversely affect the reliability and utility of the Collateral or which cannot be removed without damage to the Collateral, or which in any way decrease the value of the Collateral for purposes of resale or lease. All attachments and improvements to the Collateral shall be deemed to be "Collateral" for purposes of the Security Agreement, and a first priority security interest therein (subject to Permitted Liens) shall immediately vest in Lender.

SECTION 23. CHATTEL PAPER. (a) One executed copy of the Security Agreement will be marked "Original" and all other counterparts will be duplicates. To the extent, if any, that this Security Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in the Security Agreement may be created in any documents other than the "Original." (b) There shall be only one original of each Note and it shall be marked "Original," and all other counterparts will be duplicates. To the extent, if any, that any Notes to this Security Agreement constitutes chattel paper (or as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in any Note(s) may be created in any documents other than the "Original."

SECTION 24. COMMITMENT FEE. Borrower has paid to Lender a commitment fee ("Fee") of $10,000. The Fee shall be applied by Lender first to reimburse Lender for all out-of-pocket UCC and other search costs, inspections and labeling costs and appraisal fees, if any, incurred by Lender, and then proportionally to the first monthly payment for each Note hereunder in the proportion that the Collateral value for such Note bears to Lender's entire commitment. However, the portion of the Fee which is not applied to such monthly payments shall be non-refundable except if Lender defaults in its obligation to fund Loans pursuant to Section 3.

SECTION 25. NOTICES. All notices hereunder shall be in writing, by registered mail, or reliable messenger or delivery service (including overnight service) and shall be directed, as the case may be, to Lender at 2401 Kerner Boulevard, San Rafael, California 94901, Attention: Asset Management and to Borrower at 2101 Webster Street, 8th Floor, Oakland, CA 94612, Attention: Mr. Jon Bond, CFO, or at such other address as the parties may notify one another of in writing from time to time.

SECTION 26. MISCELLANEOUS. (a) Borrower shall provide Lender with such corporate resolutions, financial statements and other documents as Lender shall reasonably request from time to time. (b) Borrower represents that the Collateral hereunder is used solely for business purposes. (c) Time is of the essence with respect to this Security Agreement. (d) Borrower acknowledges that Borrower has read this Security Agreement and the Notes, understands them and agrees to be bound by their terms and further agrees that this Security Agreement and the Notes constitute the entire agreement between Lender and Borrower with respect to the subject matter hereof and supersede all previous agreements, promises, or representations. (e) This Security Agreement and the Notes may not be changed, altered or modified except by an instrument signed by an officer or authorized representative of Lender and Borrower. (f) Any failure of Lender to require strict performance by Borrower or any waiver by Lender of any provision herein or in a Note shall not be construed as a consent or waiver of any other breach of the same or any other provision. (g) If any provision of this Security Agreement or any Note is held invalid, such invalidity shall not affect any other provisions hereof or thereof. (h) The obligations of Borrower to pay the Indebtedness and perform the Obligations shall survive the expiration or earlier termination of this Security Agreement and each Note until all Obligations of Borrower to Lender have been met and all liabilities of Borrower to Lender and any assignee have been paid in full. (i) Borrower will notify Lender at least 30 days before changing its name, principal place of business or chief executive office. (j) Borrower will, at its expense, promptly execute and deliver to Lender such documents and assurances (including financing statements) and take such further action as Lender may reasonably request in order to carry out the intent of this Security Agreement and Lender's rights and remedies.

SECTION 27. JURISDICTION AND WAIVER OF JURY TRIAL. This Security Agreement and each Note shall be deemed to have been made under and shall be governed by the laws of the State of California in all respects, including matters of construction, validity and performance. At Lender's sole discretion, option and election, jurisdiction and venue for any legal action between the parties arising out of or relating to this Security Agreement or any Note shall be in the Superior Court of Marin County, California, or, in cases where federal diversity jurisdiction is available, in the United States District Court for the Northern District of California located in San Francisco, California. BORROWER, TO THE EXTENT IT MAY LAWFULLY DO SO, HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS SECURITY AGREEMENT, ANY NOTE, ANY SECURITY DOCUMENTS, OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH.

SECTION 28. END OF LOAN POSITION. (a) General. Borrower shall be required to choose a final payment or Note extension election under subsection (b) below ("End of Loan Position") at the expiration of the first Note's term. Borrower shall provide written notice of its election to Lender at least 90 days prior to the end of the term of the first Note. That choice shall be an election of Borrower's End of Loan Position election for all, but not less than all, of the Collateral under all Notes under the Security Agreement.

In the event Borrower does not provide 90 days' prior written notice of its election, Borrower shall be deemed to have elected Election No. 2.

(b) End of Loan Position Elections. As its End of Loan Position, Borrower shall be required to:

Election No. 1: Make a final payment equal to 15% of the Note's original principal amount.

Election No. 2: Extend the Note's term for an additional 12 months ("Extended Term") for a monthly rate of 1.67% of the Note's original principal amount.

IN WITNESS WHEREOF, Borrower and Lender have caused this Security Agreement to be executed as of the date and year first above written.


PHOENIX LEASING INCORPORATED            VISION SOFTWARE TOOLS, INC.

By: /s/ SHARON LITWIN                   By: /s/ JOHN A. HEWITT JR.
   ---------------------------------       -------------------------------------
Name: Sharon Litwin                     Name (Print): John A. Hewitt Jr.
     -------------------------------                 ---------------------------
Title: Vice President                   Title: President & CEO
      ------------------------------          ----------------------------------

                                        HEADQUARTERS LOCATION:
                                        2101 Webster Street, 8th Floor
                                        Oakland, CA 94612
                                        County of Alameda

                                        EXHIBITS AND SCHEDULES:
                                        Exhibit A -- Closing Memorandum

                                                                    EXHIBIT A TO
                                     SENIOR LOAN AND SECURITY AGREEMENT NO. 6262
                                                           DATED AUGUST 20, 1999

                               CLOSING MEMORANDUM

1*      Duly executed Senior Loan and Security Agreement.

2. Duly executed Senior Secured Promissory Note with Exhibit A Collateral description attached.

3. Insurance certificates reflecting coverage required under Section 10 of the Senior Loan and Security Agreement.

4.*     Resolutions of Borrower's board of directors.

5.      Real Property Waiver.**

6.      UCC-1 Financing Statements with respect to the Collateral.

7.      UCC search (Lender will obtain).

8. Officer's Certificate stating that (i) there are no liens, charges, security interests or other encumbrances that may affect Lender's right, title and interest in the Collateral and there are no UCC-1 financing statements filed or in the process of being filed against any of the Collateral, other than Permitted Liens, (ii) Borrower is performing according to Borrower's business plan, (iii) no change which is a Material Adverse Effect has occurred in the financial condition of Borrower, (iv) no Event of Default has occurred and is continuing, and
        (v) the representations and warranties in Section 5 of the Senior Loan and Security Agreement are true and correct in all material respects as if made on the date of the Loan.

9.* Certificate from the Secretary of State of Borrower's state of incorporation, and from the state in which Borrower's chief executive office is located, if different, stating the Borrower is in good standing or is authorized to transact business, as the case may be, dated not more than thirty days prior to the first Loan (Lender will obtain).

10.     Borrower's Financial Plan.

11.     Borrower's most recent financial statements.

12.     List of proposed Collateral.

13.     Purchase documentation verifying Borrower's ownership of equipment.

14. See Section 3 of the Senior Loan and Security Agreement for additional conditions to closing.

15.     Intercreditor Agreement, if applicable.

16.     Subordination Agreement(s).

*       First Loan only.

** Required if any Equipment is a fixture, i.e., attached to real property, or located in certain states.

                         CORPORATE RESOLUTION TO BORROW

RESOLVED: That this corporation, VISION SOFTWARE TOOLS, INC., borrow funds from PHOENIX LEASING INCORPORATED, a California corporation, ("Lender") and grant as collateral for such borrowings such items of personal property and fixtures, and upon such terms and conditions, as the officer or officers hereinafter authorized, in their discretion, may deem necessary or advisable; and that the aggregate principal amount of borrowings hereunder shall not exceed in principal amount the sum of $1,000,000 which amount may be exceeded in the future.

RESOLVED FURTHER: That:


John A. Hewitt Jr.     President & CEO                   /s/ JOHN A. HEWITT, JR.
--------------------   ----------------------------      -----------------------
(Print or type name)   (Title of Corporate Officer)      (specimen signature)

or

Prakash Bhaskaran      Director of Finance               /s/ PRAKASH BHASKARAN
--------------------   ----------------------------      -----------------------
(Print or type name)   (Title of Authorized individual)  (specimen signature)

of this corporation (this officer or officers authorized to act pursuant hereto being hereinafter designated as "authorized officers"), are individually authorized, directed and empowered, in the name of this corporation, to execute and deliver to Lender, and Lender is requested to accept, any notes, security agreements, and other documents or agreements that may be required by Lender in connection with such borrowings.

RESOLVED FURTHER: That the authorized officers are individually authorized, directed and empowered, in the name of this corporation, to do or cause to be done all such further acts and things as they shall deem necessary, advisable, convenient, or proper in connection with the execution and delivery of any such notes, security agreements, and other documents or agreements and in connection with or incidental to the carrying of the same into effect, including without limitation, the execution, acknowledgment, and delivery of all instruments and documents which may reasonably be required by Lender under or in connection with any such borrowing.

RESOLVED FURTHER: That Lender is authorized to act upon these resolutions until written notice of their revocation is delivered to Lender, and that the authority hereby granted shall apply with equal force and effect to the successors in office of the officers herein named.

I, John A. Hewitt, Jr., Officer of VISION SOFTWARE TOOLS, INC., a corporation incorporated under the laws of the State of California, do hereby certify that the foregoing is a full, true and correct copy of resolutions of the Board of Directors of the said corporation, duly and regularly passed or adopted by the Board of Directors of said corporation as required by law and by the by-laws of the said corporation on the 21st day of September, 1999.

I further certify that said resolutions are still in full force and effect and have not been amended or revoked and that the specimen signatures appearing above are the signatures of the officers authorized to sign for this corporation by virtue of the said resolutions.

IN WITNESS WHEREOF, I have hereunto set my hand as such Officer, and affixed the corporate seal of the said corporation, this 8th day of October, 1999


AFFIX CORPORATE                         /s/ JOHN A. HEWITT, JR.
SEAL HERE                               ----------------------------------------
                                        OFFICER OF VISION SOFTWARE TOOLS.

                                        [PERSON WHO SIGNS HERE MUST BE DIFFERENT
                                        FROM PERSON(S) WHO SIGNED ABOVE.]

                             NOTE NO. 02
                             TO SENIOR LOAN AND SECURITY AGREEMENT NO. 6262 DATED AS OF AUGUST 20, 1999
                             BETWEEN VISION SOFTWARE TOOLS, INC. AS BORROWER AND PHOENIX LEASING INCORPORATED AS LENDER

                         SENIOR SECURED PROMISSORY NOTE

$134,571.60                                                     October 29, 1999

FOR VALUE RECEIVED, the undersigned, VISION SOFTWARE TOOLS, INC., a California corporation ("Borrower"), hereby promises to pay to the order of PHOENIX LEASING INCORPORATED, or its assigns (the "Lender") the principal sum of One Hundred Thirty-four Thousand Five Hundred Seventy-one and 60/100 Dollars ($134,571.60), together with interest thereon until the principal is fully repaid. On the last day of the thirty-sixth (36th) month the entire remaining unpaid principal balance, together with interest accrued and unpaid, shall be due and payable. Principal and interest shall be payable in consecutive monthly installments, each of which shall be equal to the percentage specified below of the principal sum and in the amounts each month specified below.

    Month                      Payment Amount                     Percentage
    -----                      --------------                     ----------
    1-36                         $4,299.56                          3.195%

The first and last monthly installments shall be due immediately prior to the date of this Note. An interim payment will be due on the first day of the month immediately following the date of this Note (unless the date of this Note is the first day of the month in which case no interim payment is due on that day), for the period from (and including) the date Lender funds the principal amount of this Note until (but not including) the first day of the following month and shall be equal to 1/30th of the monthly payment multiplied by the number of days, if any, between (and including) the funding date and the first day of the following month. The second monthly payment shall be due on the first day of the second month following the date of this Note and each succeeding payment shall be made on the first day of each succeeding month.

Borrower's End of Loan Position payment shall be due on the first day of the thirty-seventh (37th) month as provided below: (a) General. Borrower shall be required to choose a final payment or Note extension election ("End of Loan Position") at the expiration of the first Note's term. Borrower shall provide written notice of its election to Lender at least 90 days prior to the end of the term of the first Note. That choice shall be an election of Borrower's End of Loan Position election for all, but not less than all, of the Collateral under all Notes under the Security Agreement.

In the event Borrower does not provide 90 days' prior written notice of its election, Borrower shall be deemed to have elected Election No. 2.

(b) End of Loan Position Elections. As its End of Loan Position, Borrower shall be required to:

Election No. 1: Make a final payment equal to 15% of the Note's original principal amount.

Election No. 2: Extend the Note's term for an additional 12 months ("Extended Term") for a monthly rate of 1.67% of the Note's original principal amount.

Borrower has the ability to prepay all, but not fewer than all, outstanding Notes in whole but not in part. The prepayment amount shall be the sum of (i) and (ii) below, discounting the amounts in (ii) at a rate of

                                          NOTE NO, 02
                                          TO SENIOR LOAN AND SECURITY AGREEMENT
                                          NO. 6262
                                          DATED AS OF AUGUST 20,1999
                                          BETWEEN VISION SOFTWARE TOOLS, INC.
                                          AS BORROWER AND
                                          PHOENIX LEASING INCORPORATED AS LENDER

6% per annum. compounded monthly on the basis of a 360 day year: (i) all amounts which may be then due or accrued to the payment date for all outstanding Notes;
(ii) as of such payment date, an amount equal to: (A) all remaining monthly payments due under all outstanding Notes, and (B) twelve (12) additional monthly payments for this Note all outstanding Notes, the amount of which will be calculated in accordance with Election No. 2 in Section 28. The prepayment conditions are as follows: (a) Borrower must provide Lender with at least five
(5) days' advance written notice of its intention to prepay; and (b) the prepayment date must fall on a regular monthly payment date.

Borrower shall pay Lender a late charge of 8% of any payment owed Lender by Borrower which is not paid when due (taking into account applicable grace periods), for every month such payment is not paid when due, but in no event an amount greater than the highest rate permitted by applicable law.

Payments of principal and interest hereunder shall be made in lawful money of the United States of America at the offices of Lender at 2401 Kerner Boulevard, San Rafael, California 94901, or such other place as the Lender shall designate to the Borrower in writing.

This Note is secured by a Senior Loan and Security Agreement, dated as of August 20, 1999 between Borrower and Lender (the "Security Agreement") and is entitled to the benefits of the Security Agreement which contains, among other things, provisions for (i) events of default and the Lender's rights and remedies following an event of default (which include, but are not limited to, acceleration of this Note), (ii) Collateral which secures the repayment of this Note and is more particularly described on Exhibit A, and (iii) other rights and remedies of Lender,

This Note may be declared due prior to its expressed maturity date only in the events, on the terms and in the manner provided in the Security Agreement.

This Note shall be deemed to have been made under and shall be governed by the laws of the State of California in all respects, including matters of construction, validity and performance. At Lender's sole discretion, option and election, jurisdiction and venue for any legal action between the parties arising out of or relating to this Note shall be in the Superior Court of Marin County, California, or, in cases where federal diversity jurisdiction is available, in the United States District Court for the Northern District of California located in San Francisco, California.

The Borrower hereby expressly waives presentment for payment, demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, and all lack of diligence or delays in collection or enforcement of this Note.


                                        BORROWER:

                                        VISION SOFTWARE TOOLS, INC.

                                        BY: /S/ PRAKASH BHASKARAN
                                           -------------------------------------
                                        Name (Print): Prakash Bhaskaran
                                                     ---------------------------
                                        Title: Director of Finance
                                              ----------------------------------

                          Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

Borrower:    Vision Software Tools, Inc.
             2101 Webster Street, 8th Floor
Master Loan: 6262                                                       Note: 02

                                                          L  TOTAL                    TAX PD                    No Entry Required
ITEM               INVOICE  DESCRIPTION  EQ   QTY  SERIAL o  INVOIC'D $     $ PD BY    VNDR?  CHK   TRANSACT   Net $ Due   Net $ Due
 NO   VENDOR NAME  NO.      OF ITEM      CD        NUMBER c  Net of Sis Tx  BORROWER   (Y/N)  NO.   DATE        Borrower    Vendor
------------------------------------------------------------------------------------------------------------------------------------
 1    Insight      5277891   IBM Thinkpad  1    2         1   7,160.00       7,160.00    N   108211  7/22/99       $ 7,160.00  $0.00
                             770 PII
 2    Insight      5277887   IBM Thinkpad  1    3         1  10,827.00      10,827.00    N   108211  7/22/99       $10,827.00  $0.00
                             770 PII
 3    Insight      5269429   IBM Thinkpad  1    2         1   8,800.00       8,800.00    N   108211  7/22/99       $ 8,800.00  $0.00
                             770 PII
 4    Dell Direct  253529440 Dell          1    17 1JD6R, 1  33,728.00      33,728.00    Y   108402  8/2/99
                             Dimension             1JD6V,
                             XPS T 450             1JD6X,
                                                   1JD6Z,
                                                   1JD72,
                                                   1JD75,
                                                   1JD77,
                                                   1JD7B,
                                                   1JD7F,
                                                   1JD7H,
                                                   1JD7J,
                                                   1JD7M,
                                                   1JD7S,
                                                   1JD7W,
                                                   1JD7X,
                                                   1JD7Z
                                                   1JDYS
                                                                                                                  $33,728.00  $0.00
 5                 253529440 Tax          29              1   2,859.72       2,859.72    Y   108402   8/2/99       $ 2,859.72  $0.00
 6                 253529440 Shipping     27              1     935.00         935.00    Y   108402   8/2/99       $   935.00  $0.00
                             & Handling
 7    Insight      5307707   Simplet Tech  1
                             128 MB IBM         16 N/A    1   5,600.00       5,600.00    N   108310  8/18/99       $ 5,600.00  $0.00
 8                 5307707   Shipping     27              1     105.00         105.00    N   108310  8/18/99       $   105.00  $0.00
                             & Handling
 9    Insight      5356783   Zip 100 MB   1     25 N/A    1   2,375.00       2,375.00    N   108310  8/18/99       $ 2,375.00  $0.00
                             Parallel
                             Port
10                 5356783   WD 9.1GB     1     2  N/A    1     372.00         372.00    N   108310  8/18/99       $   372.00  $0.00
                             EIDE
                             7200RPM
11                 5356783   Intellimouse 24    2  N/A    1     352.00          352.00       108310  8/18/99       $   352.00  $0.00
12                 5356783   Shipping     1        N/A    1     221.96          221.96   N   108310  8/18/99       $   221.96  $0.00
                             & Handling

                          Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

13    Insight  5302135  IBM Thinkpad  1   8   1S954981U78  1   35,632.00  35,632.00  Y     108310  8/18/99
                                               MT138,
                                               1S954981U78
                                               MT338,
                                               1S954981U78
                                               MT417,
                                               1S954981U78
                                               MT439,
                                               1S954981U78
                                               MT486,
                                               1S954981U78
                                               MT582,
                                               1S954981U78
                                               MT707,
                                               ???????????                                                  $ 35,632.00  $      0.00
14             5302135  Shipping      1                    1      183.96     183.96  Y     108310  8/18/99  $    183.96  $      0.00
                        & Handling
15    Insight  5365871  Versa SX NB   1   1    N/A         1    3,346.00   3,346.00        108310  8/18/99  $  3,346.00  $      0.00
16    Insight  5329674  IBM Thinkpad  1   5    1S26454AU78 1   17,045.00  17,045.00  N     108310  8/18/99  $ 17,045.00  $      0.00
                        600E PII               VHK99,
                                               1S26454AU78
                                               VKC05,
                                               1S26454AU78
                                               VKD61,
                                               1S26454AU78
                                               VKD77,
                                               1S26454AU78                                                  $ 17,045.00  $      0.00
17             5329674  Shipping      27                   1      178.96     178.96  N     108310  8/18/99  $    178.96  $      0.00
                        & Handling
18    Insight  5325014  Toshiba       1   5    9071368A,   1    4,850.00   4,850.00  N     108311  8/18/99  $  4,850.00  $      0.00
                        Equium 7100D           9071435A,
                        PII                    9071439A,
                                               9071441A,
                                               907?????,                                                    $  4,850.00  $      0.00

                                                                            TOTAL AMOUNT DUE TO BORROWER    $134,571.60
                                                                              TOTAL AMOUNT DUE TO VENDOR                 $      0.00
                                                                                              TOTAL DRAW                 $134,571.60

Borrower Signature: /s/ Prakash Bhaskaran         Date: 10/20/99

                             OFFICER'S CERTIFICATE

The undersigned, Prakash Bhaskaran, hereby certifies that:

(i) I am the Director of Finance of VISION SOFTWARE TOOLS, INC., a California corporation (the "Borrower");

(ii) as such officer, I am familiar with the terms and conditions of that certain Senior Loan and Security Agreement (the "Security Agreement") dated as of August 20, 1999 between Borrower and PHOENIX LEASING INCORPORATED ("Lender");

(iii) the equipment, machinery, furniture, fixtures and other items on the attached list are free and clear of any and all liens, charges, security interests or other encumbrances that may affect Lender's right, title or interest in and to the equipment and other items, and no UCC-1 financing statements or other grants of security interests have been or are in the process of being filed against any of such equipment or other items, other than Permitted Liens (as such term is defined in the Security Agreement);

(iv) Borrower is performing according to Borrower's business plan described in Section 3 of the Security Agreement, a true copy of which business plan has been delivered to Lender;

(v) there has been no material adverse change in the financial condition of Borrower from the date of its most recent financial statements, true copies of which have been delivered to Lender;

(vi) as of the date hereof, no Event of Default (as defined in the Security Agreement) or event which with the giving of notice or passage of time, or both, could become an Event of Default has occurred and is continuing; and

(vii) the representations and warranties in Section 5 of the Security Agreement are true and correct as if made on the date of the Loan.

IN WITNESS WHEREOF, I hereby execute this certificate on this 20th day of October, 1999.

                                        /s/ PRAKASH BHASKARAN
                                        ----------------------------------------
                                        Prakash Bhaskaran

                                          NOTE NO. 01
                                          TO SENIOR LOAN AND SECURITY AGREEMENT
                                          NO. 6262
                                          DATED AS OF AUGUST 20, 1999
                                          BETWEEN VISION SOFTWARE TOOLS, INC.
                                          AS BORROWER AND
                                          PHOENIX LEASING INCORPORATED AS LENDER

                         SENIOR SECURED PROMISSORY NOTE

$246,049.42                                                     October 29, 1999

FOR VALUE RECEIVED, the undersigned, VISION SOFTWARE TOOLS, INC., a California corporation ("Borrower"), hereby promises to pay to the order of PHOENIX LEASING INCORPORATED, or its assigns (the "Lender") the principal sum of Two Hundred Forty-six Thousand Forty-nine and 42/100 Dollars ($246,049.42), together with interest thereon until the principal balance, together with interest accrued and unpaid, shall be due and payable. Principal and interest shall be payable in consecutive monthly installments, each of which shall be equal to the percentage specified below of the principal sum and in the amounts each month specified below.

            Month               Payment Amount                Percentage

            1-36                   $7,861.28                    3.195%

The first and last monthly installments shall be due immediately prior to the date of this Note. An interim payment will be due on the first day of the month immediately following the date of this Note (unless the date of this Note is the first day of the month in which case no interim payment is due on that day), for the period from (and including) the date Lender funds the principal amount of this Note until (but not including) the first day of the following month and shall be equal to 1/30th of the monthly payment multiplied by the number of days, if any, between (and including) the funding date and the first day of the following month. The second monthly payment shall be due on the first day of the second month following the date of this Note and each succeeding payment shall be made on the first day of each succeeding month.

Borrower's End of Loan Position payment shall be due on the first day of the thirty-seventh (37th) month as provided below: (a) General. Borrower shall be required to choose a final payment or Note extension election ("End of Loan Position") at the expiration of the first Note's term. Borrower shall provide written notice of its election to Lender at least 90 days prior to the end of the term of the first Note. That choice shall be an election of Borrower's End of Loan Position election for all, but not less than all, of the Collateral under all Notes under the Security Agreement.

In the event Borrower does not provide 90 days' prior written notice of its election, Borrower shall be deemed to have elected Election No. 2.

(b) End of Loan Position Elections. As its End of Loan Position, Borrower shall be required to:

Election No. 1: Make a final payment equal to 15% of the Note's original principal amount.

Election No. 2: Extend the Note's term for an additional 12 months ("Extended Term") for a monthly rate of 1.67% of the Note's original principal amount.

Borrower has the ability to prepay all, but not fewer than all, outstanding Notes in whole but not in part. The prepayment amount shall be the sum of (i) and (ii) below, discounting the amounts in (ii) at a rate of

                                        NOTE NO. 01
                                        TO SENIOR LOAN AND SECURITY AGREEMENT
                                        NO. 6262
                                        DATED AS OF AUGUST 20, 1999
                                        BETWEEN VISION SOFTWARE TOOLS, INC.
                                        AS BORROWER AND
                                        PHOENIX LEASING INCORPORATED AS LENDER


6% per annum compounded monthly on the basis of a 360 day year: (i) all amounts which may be then due or accrued to the payment date for all outstanding Notes;
(ii) as of such payment date, an amount equal to: (A) all remaining monthly payments due under all outstanding Notes, and (B) twelve (12) additional monthly payments for this Note all outstanding Notes, the amount of which will be calculated in accordance with Election No. 2 in Section 28. The prepayment conditions are as follows: (a) Borrower must provide Lender with at least five
(5) days' advance written notice of its intention to prepay; and (b) the prepayment date must fall on a regular monthly payment date.

Borrower shall pay Lender a late charge of 8% of any payment owed Lender by Borrower which is not paid when due (taking into account applicable grace periods), for every month such payment is not paid when due, but in no event an amount greater than the highest rate permitted by applicable law.

Payments of principal and interest hereunder shall be made in lawful money of the United States of America at the offices of Lender at 2401 Kerner Boulevard, San Rafael, California 94901, or such other place as the Lender shall designate to the Borrower in writing.

This Note is secured by a Senior Loan and Security Agreement, dated as of August 20, 1999 between Borrower and Lender (the "Security Agreement") and is entitled to the benefits of the Security Agreement which contains, among other things, provisions for (i) events of default and the Lender's rights and remedies following an even of default (which include, but are not limited to, acceleration of this Note), (ii) Collateral which secures the repayment of this Note and is more particularly described on Exhibit A, and (iii) other rights and remedies of Lender.

This Note may be declared due prior to its expressed maturity date only in the events, on the terms and in the manner provided in the Security Agreement.

This Note shall be deemed to have been made under and shall be governed by the laws of the State of California in all respects, including matters of construction, validity and performance. At Lender's sole discretion, option and election, jurisdiction and venue for any legal action between the parties arising out of or relating to this Note shall be in the Superior Court of Marin County, California, or, in cases where federal diversity jurisdiction is available, in the United States District Court for the Northern District of California located in San Francisco, California.

The Borrower hereby expressly waives presentment for payment, demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, and all lack of diligence or delays in collection or enforcement of this Note.

                                        BORROWER:

                                        VISION SOFTWARE TOOLS, INC.


                                        By: /s/ PRAKASH BHASKARAN
                                            ------------------------------------

                                        Name (Print): Prakash Bhaskaran
                                                      --------------------------

                                        Title: Director of Finance
                                               ---------------------------------

                          Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

Borrower: Vision Software Tools, Inc.
          2101 Webster Street, 8th Floor

Master Loan: 6262                              Note: 01

                                                                                                   L           TOTAL
ITEM                          INVOICE        DESCRIPTION              EQ         SERIAL            O        INVOICED $    $ PD BY
 NO       VENDOR NAME           NO.            OF ITEM                CD   QTY   NUMBER            C       NET OF SLS TX  BORROWER
----      -----------         -------        -----------              --   ---   -------           -      --------------  --------
------------------------------------------------------------------------------------------------------------------------------------
  1       Vanguard Legato     303323         Teknion telemarketing     6     1                     1        7,350.00    7,350.00
                                             area cubicles
------------------------------------------------------------------------------------------------------------------------------------
  2                           303323         Consultant stations       6     1                     1       13,356.00   13,356.00
------------------------------------------------------------------------------------------------------------------------------------
  3                           303323         Consultant cubes          6     1                     1       20,020.00   20,020.00
------------------------------------------------------------------------------------------------------------------------------------
  4                           303323         Mobile box file           6    22                     1        3,740.00    3,740.00
                                             pedestal
------------------------------------------------------------------------------------------------------------------------------------
  5                           303323         Installation             27     1                     1        7,995.00    7,995.00
------------------------------------------------------------------------------------------------------------------------------------
  6                           303323         Design service           26     1                     1        1,000.00    1,000.00
------------------------------------------------------------------------------------------------------------------------------------
  7                           303323         Sales Tax                29     1                     1        4,328.03    4,328.03
------------------------------------------------------------------------------------------------------------------------------------
  8       Comp View           38883          LCD Projector LP750       7     1   SN2YW90901220     1        6,385.00    6,385.00
------------------------------------------------------------------------------------------------------------------------------------
  9                           38883          Sales Tax                29     1                     1          542.73      542.73
------------------------------------------------------------------------------------------------------------------------------------
 10                           38883          Transportation charge    27     1                     1           73.00       73.00
------------------------------------------------------------------------------------------------------------------------------------
 11       Insight             4841645        IBM Thinkpad 770E,        1     4   1S954851U78FN647, 1        9,016.00    9,016.00
                                             266MMX                              1S954851U78FP318,
                                                                                 1S954851U78FP344,
                                                                                 1S954851U78FY426
------------------------------------------------------------------------------------------------------------------------------------
 12                           4841645        Realport Ethernet PC      1     3   N/A               1          933.00      933.00
                                             Card
------------------------------------------------------------------------------------------------------------------------------------
 13                           4841645        Toshiba Equium 7100D      1     2   Z8043019A,        1        1,666.00    1,666.00
                                             PII 333                             Z8043043A
------------------------------------------------------------------------------------------------------------------------------------
 14                           4841645        MAG 17" 720V2 Monitor     1     2   HD58IA005925,     1          480.00      480.00
                                                                                 HD581A005935
------------------------------------------------------------------------------------------------------------------------------------
 15                           4841645        Shipping & Handling      27                           1          277.16      277.16
------------------------------------------------------------------------------------------------------------------------------------
 16       Insight             4912638        Exchange server, 18200    1         N/A               1        2,909.00    2,909.00
                                             Seagate misc
------------------------------------------------------------------------------------------------------------------------------------
 17                           4912638        Intellimouse 3.0         24     1                     1          195.00      195.00
------------------------------------------------------------------------------------------------------------------------------------
 18       Insight             4910532        IBM Thinkpad 770PII       1     1   N/A               1        3,825.00    3,825.00
------------------------------------------------------------------------------------------------------------------------------------
 19                           4910532        IBM keyboard              1     5   N/A               1          130.00      130.00
------------------------------------------------------------------------------------------------------------------------------------
 20                           4910532        5.1 GB, IDE ATA-3         1     3   N/A               1        2,025.00    2,025.00
------------------------------------------------------------------------------------------------------------------------------------
 21       Insight             4637583        IBM Thinkpad 600PII       1     2   N/A               1        5,351.80    5,351.80
------------------------------------------------------------------------------------------------------------------------------------
 22       Insight             4844219        IBM Thinkpad 600PII       1     3   1S264535U78YZ370, 1        6,525.00    6,525.00
                                                                                 1S264535U78ZA180,
                                                                                 1S264535U78ZA212
------------------------------------------------------------------------------------------------------------------------------------
 23       Dell Direct         229642863      PowerEdge 4300            1     1   3RH61             1       15,525.24   15,525.24
                                             Redundant base
------------------------------------------------------------------------------------------------------------------------------------
 24                           229642863      Tax                      29     1                     1        1,289.07    1,289.07
------------------------------------------------------------------------------------------------------------------------------------
 25                           229642863      Shipping & handling      27     1                     1          100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
 26       Dell Direct         229641873      Dimension XPS T450        1     5   3R34E             1        9,710.00    9,710.00
                                                                                 3R34U
                                                                                 3R35E
                                                                                 3R35U
                                                                                 3R3CA
------------------------------------------------------------------------------------------------------------------------------------
 27                           229641873      Tax                      29                           1          838.22      838.22
------------------------------------------------------------------------------------------------------------------------------------
 28                           229641873      Shipping & Handling      27                           1          450.00      450.00
------------------------------------------------------------------------------------------------------------------------------------


                                                       No entry required
          TAX PD                                  ------------------------
ITEM      VNDR?       CHK         TRANSACT.       Net $ Due      Net $ Due
 NO       (Y/N)        NO.           DATE          Borrower       Vendor
----      ------      ---         ---------     ------------    ---------
--------------------------------------------------------------------------
  1         Y          104990       6/16/99
                                                 $ 7,350.00        $0.00
--------------------------------------------------------------------------
  2         Y          104990       6/16/99      $13,356.00        $0.00
--------------------------------------------------------------------------
  3         Y          104990       6/16/99      $20,020.00        $0.00
--------------------------------------------------------------------------
  4         Y          104990       6/16/99
                                                 $ 3,740.00        $0.00
--------------------------------------------------------------------------
  5         Y          104990       6/16/99      $ 7,995.00        $0.00
--------------------------------------------------------------------------
  6         Y          104990       6/16/99      $ 1,000.00        $0.00
--------------------------------------------------------------------------
  7         Y          104990       6/16/99      $ 4,328.03        $0.00
--------------------------------------------------------------------------
  8         Y          104714       5/7/99       $ 6,385.00        $0.00
--------------------------------------------------------------------------
  9         Y          104714       5/7/99       $   542.73        $0.00
--------------------------------------------------------------------------
 10         Y          104714       5/7/99       $    73.00        $0.00
--------------------------------------------------------------------------
 11         N          104321       3/18/99


                                                 $ 8,294.72        $0.00
--------------------------------------------------------------------------
 12         N          104321       3/18/99
                                                 $   858.36        $0.00
--------------------------------------------------------------------------
 13         N          104321       3/18/99
                                                 $ 1,532.72        $0.00
--------------------------------------------------------------------------
 14         N          104321       3/18/99
                                                 $   441.60        $0.00
--------------------------------------------------------------------------
 15         N          104321       3/18/99      $   277.16        $0.00
--------------------------------------------------------------------------
 16         N          104588       4/20/99
                                                 $ 2,909.00        $0.00
--------------------------------------------------------------------------
 17         N          104588       4/20/99      $   195.00        $0.00
--------------------------------------------------------------------------
 18         N          104588       4/20/99      $ 3,825.00        $0.00
--------------------------------------------------------------------------
 19         N          104588       4/20/99      $   130.00        $0.00
--------------------------------------------------------------------------
 20         N          104588       4/20/99      $ 2,025.00        $0.00
--------------------------------------------------------------------------
 21         N          104476       4/5/99       $ 5,351.80        $0.00
--------------------------------------------------------------------------
 22         N          104448       3/30/99

                                                 $ 6,003.00        $0.00
--------------------------------------------------------------------------
 23         Y          104779       5/24/99
                                                 $15,525.24        $0.00
--------------------------------------------------------------------------
 24         Y          104779       5/24/99      $ 1,289.07        $0.00
--------------------------------------------------------------------------
 25         Y          104779       5/24/99      $   100.00        $0.00
--------------------------------------------------------------------------
 26         Y          104779       5/24/99



                                                 $ 9,710.00        $0.00
--------------------------------------------------------------------------
 27         Y          104779       5/24/99      $   838.22        $0.00
--------------------------------------------------------------------------
 28         Y          104779       5/24/99      $   450.00        $0.00
--------------------------------------------------------------------------

                    Property of Phoenix Leasing Incorporated

                          Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

------------------------------------------------------------------------------------------------------------------------------------
29 Insight  4999598  IBM Thinkpad 770      1  3  1S954972U78FW912,  1  10,785.00   10,785.00 N 104725  5/10/99
                                                 1S954972U78FW999,
                                                 1S954972U78FX352                                                  $10,785.00  $0.00
------------------------------------------------------------------------------------------------------------------------------------
30          4999598  IBM Thinkpad 600E     1  2  1S26453AU78NAC61,  1   5,600.00    5,600.00 N 104725  5/10/99
                                                 1S26453AU78NCG44                                                   $5,600.00  $0.00
------------------------------------------------------------------------------------------------------------------------------------
31          4999598  Realport Ethernet PC  1  6  N/A                1     798.00      798.00 N 104725  5/10/99
                         Card                                                                                         $798.00  $0.00
------------------------------------------------------------------------------------------------------------------------------------
32          4999598  Shipping &           27                        1      96.55       96.55 N 104725  5/10/99         $96.55  $0.00
                         handling
------------------------------------------------------------------------------------------------------------------------------------
33 Insight  5046789  HP Officejet 710      1  2  SSG91EA80H9,       1     954.00      954.00   104878   6/2/99
                                                 SSG91EA81HZ                                                          $954.00  $0.00
------------------------------------------------------------------------------------------------------------------------------------
34          5046789  Toshiba Equium 7100D  1  3  49052566A,         1   2,670.00    2,670.00   104878   6/2/99
                                                 49052567A,
                                                 49052916A                                                          $2,670.00  $0.00
------------------------------------------------------------------------------------------------------------------------------------
35 Insight  5088421  IBM Thinkpad 600E PII 1  3  1S26453AU78NGB26,  1   8,400.00    8,400.00 N 104894   6/3/99
                                                 1S26453AU78NGH42,
                                                 1S26453AU78NGN82                                                   $8,400.00  $0.00
------------------------------------------------------------------------------------------------------------------------------------
36          5088421  Toshiba 7100D         1  3  49054348A,         1   4,295.00    4,295.00 N 104894   6/3/99
                                                 49054421A,
                                                 49054425A,
                                                 49054525A,
                                                 49054527A                                                          $4,295.00  $0.00
------------------------------------------------------------------------------------------------------------------------------------
37          5088421  MAG17" Monitor        1  6  HD58J3001669,      1   1,440.00    1,440.00 N 104894   6/3/99
                                                 HD58J3001675,
                                                 HD58J3001763,
                                                 HD58J3001778,
                                                 HD58J3001830,
                                                 HD58J3001867                                                       $1,440.00  $0.00
------------------------------------------------------------------------------------------------------------------------------------
38          5088421  Shipping &           27                        1     638.47      638.47 N 104894    6/3/99       $638.47  $0.00
                         handling
------------------------------------------------------------------------------------------------------------------------------------
39 Dell     241778265 Dimension XPS T450   1  5  ORRJG              1   9,355.00    9,355.00 Y 105070   6/23/99
   Direct                                        ORRJM
                                                 ORRJS
                                                 ORRJW
                                                 ORRK1                                                              $9,355.00  $0.00
------------------------------------------------------------------------------------------------------------------------------------
40          241778265 Tax                 29                         1     794.49     794.49 Y 105070    6/23/99      $794.49  $0.00
------------------------------------------------------------------------------------------------------------------------------------
41          241778265 Shipping &          27                         1     450.00     450.00 Y 105070    6/23/99      $450.00  $0.00
                           handling
------------------------------------------------------------------------------------------------------------------------------------
42 Insight  5103187  IBM Thinkpad 770 PII  1  2  1S954972U78FW628,   1   7,190.00   7,190.00 N 104974    6/16/99
                                                 1S954972U78FX247                                                   $7,190.00  $0.00
------------------------------------------------------------------------------------------------------------------------------------
43 Insight  5123761  IBM Thinkpad 770 PII  1  4  1S954971U78HF978,   1  14,960.00  14,960.00 N 104974    6/16/99
                                                 1S954971U78HF987,
                                                 1S954971U78HG010,
                                                 1S954971U78HG026                                                  $14,960.00  $0.00
------------------------------------------------------------------------------------------------------------------------------------
44          5123761  HP Officejet          1  2  SMY92PA11JJ,        1     954.00     954.00 N 104974    6/16/99
                                                 SMY938B10HT                                                          $954.00  $0.00
------------------------------------------------------------------------------------------------------------------------------------
45          5123761  Shipping &            1                         1     147.36     147.36 N 104974    6/16/99      $147.36  $0.00
                         handling
------------------------------------------------------------------------------------------------------------------------------------
46 Insight  5152826  IBM Thinkpad 770      1  1  1S954971U78HF243    1   3,740.00   3,740.00 N 105073    6/23/99    $3,740.00  $0.00
------------------------------------------------------------------------------------------------------------------------------------
47          5152826  Shipping &           27  1                      1      28.64      28.64 N 105073    6/23/99       $28.64  $0.00
                         handling
------------------------------------------------------------------------------------------------------------------------------------
48 Insight  5130405  IBM Thinkpad 770 PII  1  1  N/A                 1   3,595.00   3,595.00 N 105073    6/23/99
                     300 ADP                                                                                        $3,595.00  $0.00
------------------------------------------------------------------------------------------------------------------------------------

                    Property of Phoenix Leasing Incorporated

                          Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A



-----------------------------------------------------------------------------------------------
49   Insight   5127491   Toshiba Equiurn 7100D     1   5    49054512A,          1     4,295.00
                         PII                                49054513A,
                                                            49054517A,
                                                            49054518A,
                                                            49054519A
-----------------------------------------------------------------------------------------------
50             5127491   Shipping & handling       1                            1       193.21
-----------------------------------------------------------------------------------------------
51   Insight   5190747   IBM Thinkpad 770 PII      1   3    N/A                 1    11,010.00
-----------------------------------------------------------------------------------------------
52   Insight   5195928   5.1 GB IDE                1   2    1S11J89477814545,   1     1,354.00
                                                            1S11J89477814548
-----------------------------------------------------------------------------------------------
53             5195928   NEC Superscript Printer   1   2    U613652398CH,       1       638.00
                                                            U613652398CI
-----------------------------------------------------------------------------------------------
54             5195928   Software                 24   4                        1     2,792.00
-----------------------------------------------------------------------------------------------
55   Insight   5192107   Realport Cardbus          1   2    N/A                 1       578.00
                         Ethernet
-----------------------------------------------------------------------------------------------
56             5192107   Toshiba Equiurn 7100D     1   5    49053040A,          1     3,995.00
                         PII                                49053042A,
                                                            49053046A,
                                                            49053049A,
                                                            49053050A
-----------------------------------------------------------------------------------------------
57             5192107   Shipping & handling      27                            1       507.10
-----------------------------------------------------------------------------------------------
58   Insight   5221826   IBM Thinkpad 600E PII     1   2    1S264555U78CKB00,   1     7,272.00
                                                            1S264555U78CKG95
-----------------------------------------------------------------------------------------------
59   Insight   5242130   IBM Thinkpad 600E PII     1   1    1S26453AU78NHH80    1     2,780.00
-----------------------------------------------------------------------------------------------
60             5242130   Ultraslim 56 W AC         1   5    N/A                 1       335.00

-----------------------------------------------------------------------------------------------
61   Insight   5264882   IBM Thinkpad 770z PII     1   2    1S954982U78NG609,   1     8,800.00
                                                            1S954982U78NG700
-----------------------------------------------------------------------------------------------
62             5264882   Shipping & Handling      27                            1        62.95
-----------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
49   4,295.00   N   105073    6/23/99



                                         $4,295.00           $0.00
------------------------------------------------------------------
50      193.21  N   105073    6/23/99      $193.21           $0.00
------------------------------------------------------------------
51   11,010.00  N   105217    7/12/99   $11,010.00           $0.00
------------------------------------------------------------------
52    1,354.00  N   105217    7/12/99
                                         $1,354.00           $0.00
------------------------------------------------------------------
53      638.00  N   105217    7/12/99
                                           $638.00           $0.00
------------------------------------------------------------------
54    2,792.00  N   105217    7/12/99    $2,792.00           $0.00
------------------------------------------------------------------
55      578.00  N   105217    7/12/99
                                           $578.00           $0.00
------------------------------------------------------------------
56    3,995.00  N   105217    7/12/99



                                         $3,995.00           $0.00
------------------------------------------------------------------
57      507.10  N   105217    7/12/99      $507.10           $0.00
------------------------------------------------------------------
58    7,272.00  N   108210    7/22/99
                                         $7,272.00           $0.00
------------------------------------------------------------------
59    2,780.00  N   108210    7/22/99    $2,780.00           $0.00
------------------------------------------------------------------
60      335.00  N   108210    7/22/99
                                           $335.00           $0.00
------------------------------------------------------------------
61    8,800.00  N   108210    7/22/99
                                         $8,800.00           $0.00
------------------------------------------------------------------
62       62.95  N   108210    7/22/99       $62.95           $0.00
------------------------------------------------------------------

                                      ----------------------------
         TOTAL AMOUNT DUE TO BORROWER  $246,049.42
                                      ----------------------------
                          TOTAL AMOUNT DUE TO VENDOR         $0.00
                                                      ------------
                                          TOTAL DRAW   $246,049.42
                                                      ------------


Borrower Signature: /s/ Prakash Bhaskaran    Date: 10/20/99

                             OFFICER'S CERTIFICATE

The undersigned, Prakash Bhaskaran, hereby certifies that:

(i) I am the Director of Finance of VISION SOFTWARE TOOLS, INC., a California corporation (the "Borrower");

(ii) as such officer, I am familiar with the terms and conditions of that certain Senior Loan and Security Agreement (the "Security Agreement") dated as of August 20, 1999 between Borrower and PHOENIX LEASING INCORPORATED ("Lender");

(iii) the equipment, machinery, furniture, fixtures and other items on the attached list are free and clear of any and all liens, charges, security interests or other encumbrances that may affect Lender's right, title or interest in and to the equipment and other items, and no UCC-1 financing statements or other grants of security interests have been or are in the process of being filed against any of such equipment or other items, other than Permitted Liens (as such term is defined in the Security Agreement);

(iv)   Borrower is performing according to Borrower's business plan described in
       Section 3 of the Security Agreement, a true copy of which business plan has been delivered to Lender;

(v) there has been no material adverse change in the financial condition of Borrower from the date of its most recent financial statements, true copies of which have been delivered to Lender;

(vi) as of the date hereof, no Event of Default (as defined in the Security Agreement) or event which with the giving of notice or passage of time, or both, could become an Event of Default has occurred and is continuing; and

(vii) the representations and warranties in Section 5 of the Security Agreement are true and correct as if made on the date of the Loan.

IN WITNESS WHEREOF, I hereby execute this certificate on this 20th day of October 1999.


                                         /s/ Prakash Bhaskaran
                                        -------------------------------

[PHOENIX LEASING
INCORPORATED LETTERHEAD]

October 1, 1999

Mr. Prakash Bhaskaran
Director of Finance & Administration
Vision Software Tools, Inc.
2101 Webster Street, 8th Floor
Oakland, CA 94612

Dear Prakash:

I enjoyed touching base with you yesterday and am pleased to offer this proposal to both increase and extend the existing equipment finance commitment.

Al terms and conditions of the Senior Loan and Security Agreement ("Loan") remain in effect with the following changes:

o    Line increase of $1,000,000 for a Total Line of $2,000,000.

o    Commitment period extended to September 30, 2000.

I have attached the current commitment letter for your convenience. Upon formal credit approval, documentation would consist of a one-page amendment letter essentially similar to this letter.

If you are in agreement with the aforementioned, please have a person authorized to sign on behalf of your company sign and date this letter as indicated below and return to me along with the requested items outlined below.


PHOENIX LEASING INCORPORATED                 VISION SOFTWARE TOOLS, INC.

By: /s/ BOB BORGES                           By: /s/ PRAKASH BHASKARAN
   --------------------------                   ----------------------

Title: Director, Business Dev't.             Title: Director of Finance
       -----------------------                      -------------------

Date: 10-1-99                                Date: 10/18/99
      ------------------------                     --------------------


Items needed to process this request:

o    Most recent interim financial statements.
o    Post Series E capitalization table.
o Most current version of financial plan through 9-30-00. (If the current credit approved plan is still in effect, we can work with this plan-See attached commitment letter).
o    Commitment fee replenishment of $10,000 payable to Phoenix Leasing, Inc.